Exhibit 99.1
AGA Financial Forum Investor Update Piedmont Natural Gas May, 2008

This presentation contains forward-looking statements. These statements are based on management's current expectations and information currently available and are believed to be reasonable and are made in good faith. However, the forward-looking statements are subject to future events, risks, uncertainties and other factors that could cause actual results to differ materially from those projected in the statements. Factors that may make the actual results differ from anticipated results include, but are not limited to, economic conditions, competition from other providers of similar products and other uncertainties, all of which are difficult to predict and some of which are beyond our control. For these reasons, you should not rely on these forward-looking statements when making investment decisions. The words "expect," "believe," "project," "anticipate," "intend," "should," "could," "will," "assume," "can," "estimate," "forecast," "future," "indicate," "outlook," "plan," "predict," "seek," "target," "would," and variations of such words and similar expressions are intended to identify forward- looking statements. Forward-looking statements are only as of the date they are made and we do not undertake any obligation to update publicly any forward- looking statement, either as a result of new information, future events or otherwise. More information about the risks and uncertainties relating to these forward-looking statements may be found in Piedmont's 2007 Form 10-K, which is available on the SEC's website at http://www.sec.gov. Under the Private Securities Litigation Reform Act of 1995 Forward-Looking Statements

Who We Are Pure-play LDC in the southeastern United States Favorable regulatory mechanisms align interests of customers and shareholders Strategic joint ventures complement core business Financial strength leads to investment grade ratings of A and A3 Rewarding shareholders with a consistent and growing dividend and total shareholder returns

Residential Commercial Industrial Municipals Power Margins 24.3 16.3 38.48 4.3 16.6 Residential Commercial Margins 89.5 10.2 Residential Commercial Industrial Municipals Power Wholesale Margins 55.1 27.5 9.1 2.4 2.5 2.2 Customers (2007) Volumes (2007) Margin (2007) 1.02 million 206 MMDt $524 million Natural Gas Utility Service Area

Utility Assets Pipeline Assets 3,100 miles of transmission pipeline 23,900 miles of distribution pipeline No cast iron pipe - All pipe cathodically protected Compressor Stations Sixteen units at eight locations 32,355 Horsepower LNG Facilities Three 1 BCF Facilities at Charlotte, Nashville and Goldsboro 2.6 BCF under contract with Pine Needle M&R Assets 54 wholesale city gate stations Automated meter reading fully deployed throughout service territory

Piedmont Gas Supply Sources Storage / Peaking Transco - WSS El Paso - Hattiesburg Storage Transco - Eminence Tennessee Storage PNG - LNG (Carolinas) PNG - LNG (Nashville) Columbia - FSS Transco - GSS Pine Needle Transco LNG Dominion GSS Columbia Gas / Hardy Pipelines Transco Tennessee Columbia Columbia Gulf Dominion TETCO East Tennessee Midwestern 9 10 1 2 3 4 5 6 7 8 9 10 11 11 12 12 Rocky Mountain Supply Canadian Supply Gulf of Mexico Supply Mobile Bay Supply 8 7 6 5 4 3 2 1 Chicago Hub

Capacity Source Mdt/day Percent Williams/Transco 718 41.0% Piedmont LNG 280 16.0% Pine Needle LNG 264 15.1% Columbia Gulf/Gas 149 8.5% El Paso/Tennessee 130 7.4% Midwestern 120 6.9% Hardy 39 2.2% East Tennessee/Texas Eastern 37 2.1% Dominion 13 0.7% 1,750 100.0% Winter 2007-2008 Design Day Capacity

Ongoing program launched in 2003 Initiatives include: Automated Meter Reading Centralized call centers and back office operations More efficient billing and payment processes Continuous Business Process Improvement 2003 2004 2005 2006 2007 Op Income / Employee 48 60 59 64 73 0 Operating Income / Employee ($ Thousands)

OPTIC Program designed to improve field operations processes and supporting technologies Eliminates manual processes to achieve increased operational efficiencies Decreases compliance risk through compliance management transparency Reduces people dependency by codifying business intelligence Promotes proactive plans designed to continuously improve processes rather than reactive plans designed to fix existing problems Goal to achieve run-rate expense savings through a more efficient use of company resources

Percent of Percent of $ Millions 2007 Margin At Risk Margin #2 Fuel Oil $14.7 2.8% 69.2% #6 Fuel Oil 4.4 0.8% 20.5% Propane 1.6 0.3% 7.7% Other 0.5 0.1% 2.6% Total Alternative Fuel $21.2 4.0% 100.0% Alternative Fuel Margin Exposure 2008 Projected

Natural Gas 9.06 #6 Fuel Oil 11.52 #2 Fuel Oil 18.71 Propane 14.91 Interruptible Customer Alternative Fuels* Per Million BTU * As of February 1, 2008

Residential Commercial Industrial Power Municipals Margins 292.8 143.6 47.1 18.5 12.6 Residential Commercial Industrial Municipals Power Margins 24 16 39 4 17 Margin & Dekatherms by Customer Class Fiscal Year 2007 Margin by Customer Class* ($ in millions) Dekatherms Delivered by Customer Class * Excludes secondary market sales and miscellaneous operating revenue

Sales & Marketing Drives Customer Growth Gross customer additions of 30K (3%) in 2007 despite weaker new construction housing market One on one contact with trade allies, home builders and construction organizations 90% capture rate of new construction on our distribution system 2003 2004 2005 2006 2007 Customers 736.524 864.587 886.883 911.31 932.097 in thousands Residential Customers* * Trailing 12-month average customers billed

Renewed focus given slower home-building environment More focus on attracting new residential customer conversions Initial focus on customers with "high conversion potential" (e.g. propane and oil users, homes on existing main) Deepening relationships with HVAC contractors Effective communication of energy efficiency and environmental advantages of natural gas over electricity, as well as many other advantages such as comfort, convenience and reliability. New media marketing efforts Television markets in all three states Delivering the "Green Message" Sales & Marketing Drives Customer Growth

A Strong Relationship with Regulators Piedmont operates in three favorable state regulatory environments All three states have appointed commissioners rather than elected commissioners All three states have multiple commissioners with lengthy, staggered terms A focus on economic growth and extension of gas service throughout our service areas Regulators have demonstrated willingness to consider innovative rate mechanisms aligning interests of energy utilities and customers

Filed general rate case with the North Carolina Utilities Commission on March 31, 2008 Initiatives include: Permanent extension of margin decoupling mechanism Appropriate level of margin recovery Requesting $41 million annually Since 2005, added 53,000 customer and invested $264 million Implemented changes to impact operating expenses $3 million proposed annual investment in conservation research to be recovered in rates 9.2% overall rate of return including 12% return on equity 2008 North Carolina Rate Case

Stabilizing Earnings through Rate Mechanisms 1. Purchased Gas Adjustment - All States 2. Recovery of Negotiated Industrial Rates - All States 3. Uncollectible Recovery - Gas Costs - All States 4. Secondary Marketing Programs - All States 5. Margin Decoupling Tariff - North Carolina 6. Rate Stabilization Tariff - South Carolina 7. Pre-Approved Hedging Program - South Carolina & Tennessee 8. Weather Normalization Adjustment - South Carolina & Tennessee 9. Recovery of Highway Relocation Costs - Tennessee

2004 2005 2006 2007 WNA 0.02 0.07 0.03 0.05 Margin Decoupling - Weather 0.09 0.15 Margin Decoupling - Conservation 0.15 0.12 Impact of Rate Stabilization Mechanisms $ per share impact WNA & Margin Decoupling $0.27 $0.32

Bad Debt Expense 2003 2004 2005 2006 2007 East 0.007 0.0052 0.0047 0.0032 0.0031 % of operating revenues

Joint Ventures Cardinal Pipeline Company, LLC Piedmont Intrastate Pipeline Company (21.5%) Pine Needle LNG Company, LLC Piedmont Interstate Pipeline Company (40%) SouthStar Energy Services Company, LLC Piedmont Energy Company (30%) Hardy Storage Company, LLC Piedmont Hardy Storage Company (50%)

104 miles of 24 inch pipeline 270,000 Mcf/d of capacity $104 Million original capital costs Equity owners: PNY 22%, WMB 45% and SCG 33% Intrastate Pipeline under NCUC jurisdiction Long Term SFV contracts with 2 LDCs 37% Piedmont capacity subscription Cardinal Pipeline

4 Bcf storage capacity 20 MMcf/d liquefication capacity 400 MMcf/d vaporization capacity $107 million original capital costs Equity owners: PNY 40%, WMB 35%, SCG 17%, HES 5%, MGAG 3% Interstate Storage under FERC jurisdiction Long term SFV contracts with 5 LDCs/MUNIs 64% Piedmont capacity subscription Pine Needle LNG

Unregulated retail energy services company Equity owners: PNY 30%, ATG 70% Independent management team headquartered in Atlanta, GA Serving 538,000 retail customers in GA with market share of 35% C&I and other marketing in NC, SC, TN, FL and OH 2007 pre-tax earnings of $112 million exceeded original SouthStar guidance of $95-$105 million SouthStar Energy Services

12.4 MMDt natural gas storage facility in Hardy and Hampshire Counties, WV with 176,000 dt/d deliverability phased-in over three years $164 million estimated capital costs* Equity owners: PNY 50%, NI 50% Long term SFV contracts with 4 LDCs/MUNIs Interstate Storage under FERC jurisdiction 40% Piedmont capacity subscription Phase 1 went into service on 4/1/07 Hardy Storage * FERC docket #CP05-150-002 dated March 15, 2007

Joint Ventures

2002 2003 2004 2005 2006 2007 East 0.0771 0.0784 0.0716 0.0715 0.0692 0.0691 *2004 decrease is due to $200 million debt issuance at average rate of 5.5% **2006 issuance of $200 million 6.25% iQ notes * ** Long-Term Debt Embedded Cost of Debt

A growing dividend 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Annual Dividend 0.3225 0.36 0.3925 0.415 0.435 0.455 0.4825 0.5125 0.5425 0.5725 0.6025 0.64 0.68 0.72 0.76 0.7925 0.8225 0.8525 0.905 0.95 0.99 Diluted EPS 0.525 0.57 0.5875 0.595 0.4375 0.6975 0.725 0.675 0.725 0.835 0.905 0.98 0.93 1.005 1.01 0.945 1.11 1.27 1.32 1.28 1.4 $1.40* $0.99* * Annual dividend and EPS for FY 2007

2003 2004 2005 2006 2007 2008 Utility EPS 0.95 1.01 1.09 1.04 1.11 1.5 Non-Utility EPS 0.16 0.26 0.23 0.24 0.29 $ per share $1.11 $1.40 $1.32 $1.27 $1.28 Utility EPS v. Non-Utility EPS * 2008 represents midpoint of management guidance of diluted EPS of $1.45-$1.55

Five-Year Financial Performance Dividend Growth EPS Growth Total Shareholder Return East 0.046 0.082 0.117 2002 - 2007 Annual Growth

First Quarter Financial Performance (in millions except per share data)